UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

On July 21, 2014, iWallet Acquisition Corp (the “Acquisition Sub”) a wholly-owned subsidiary of Queensridge Mining Resources Inc. (“Queensridge”) that was formed specifically for the purposes of the transaction was combined in an all stock, tax free merger (the “Merger”) with iWallet Corporation (“iWallet”). Pursuant to the Merger iWallet will become a wholly-owned subsidiary of Queensridge and iWallet’s former stockholders will become the majority owners of Queensridge. Queensridge, whose shares are currently quoted on the OTC Bulletin Board maintained by the Financial Industry Regulatory Authority (“FINRA”), will immediately change its name to iWallet Corporation and will continue the business of iWallet as its only line of business. The Merger was accounted for as a reverse merger whereby Queensridge was deemed to have acquired iWallet for accounting purposes only.

The effects of the Merger have been prepared using the purchase method of accounting and applying the assumptions and adjustments described in the accompanying notes.

The unaudited pro forma combined financial statements are provided for informational purposes only and do not purport to represent what the actual combined results of operations or the combined financial position of the combined company would be had the Merger occurred on the dates assumed, nor are they necessarily indicative of future combined results of operations or combined financial position. The unaudited pro forma combined financial statements do not reflect any cost savings or other synergies that the management of Queensridge and iWallet believe could have been achieved had the Merger been completed on the dates indicated.

The unaudited pro forma combined statements of operations data for the periods presented give effect to the Transactions as if they had been consummated on January 1, 2013 the beginning of the earliest period presented. The unaudited pro forma balance sheets give effect to the Transactions as if they had occurred on December 31, 2013 and June 30, 2014, respectively. We describe the assumptions underlying the pro forma adjustments in the accompanying notes, which should also be read in conjunction with these unaudited pro forma financial statements. You should also read this information in conjunction with:

·	Separate unaudited historical financial statements of Queensridge as of and for the six month period ended December 31, 2012 and December 31, 2013.

·	Separate unaudited historical financial statements of Queensridge as of and for the three month period ended March 31, 2014.

·	Separate audited historical financial statements of Queensridge as of and for the year ended June 30, 2013.

·	Separate audited historical financial statements of iWallet as of and for the year ended December 31, 2013.

·	Separate unaudited historical financial statements of iWallet as of and for the three months ended March 31, 2014.

·	Separate unaudited historical financial statements of iWallet as of and for the three and six months ended June 30, 2014.

The unaudited pro forma combined financial statements should be read in conjunction with the information contained in “Use of Proceeds”, “Capitalization”, “Selected Historical Financial Data”, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the financial statements and accompanying notes of each of Queensridge and iWallet appearing elsewhere or incorporated by reference in Form 8-K.

1

 Queensridge Mining Resources Inc.

(To be renamed iWallet Corporation)

Pro Forma Combined Statement of Financial Position

Expressed in United States Dollars

As at June 30, 2014

(Unaudited)

	Queensridge Mining Resources	iWallet Corporation	Note	Pro Forma Adjustment	Pro Forma Consolidated
Assets
Current assets
Cash	$—	$17,168	(e)	1,943,701
(g)	(225,000)	$1,735,869
Accounts receivable	6,177	—		6,177
Deposits and deferred costs	—	116,407		—	116,407
Inventory	—	23,549		—	23,549
Due from shareholder	—	122,036		—	122,036
Total current assets	—	285,337		1,718,701	2,004,038
Intangible assets	—	103,128		—	103,128
Total assets	$—	$388,465		$1,718,701	$2,107,166
Liabilities
Current liabilities
Bank indebtness - current	$—	$4,907		$—	$4,907
Accounts payable	107,404	158,560	(c)	(107,404)	158,560
Accrued liabilities	3,716	41,087	(c)	(3,716)	41,087
Due to related party	—	28,257		—	28,257
Advances from investor	—	474		—	474
Shareholder loans	12,590	—	(c)	(12,590)	—
Convertible debenture	—	663,000	(a)	(663,000)	—
Tooling commitment liability	—	103,836		—	103,836
Total current liabilities	123,710	1,000,121		(786,710)	337,121
Notes payable - related party	42,382	—	(c)	(42,382)	—
Bank indebtness - long-term	—	15,538		—	15,538
Total liabilities	$166,092	$1,015,659		$(829,092)	$352,659
Equity (deficiency)
Common shares	$6,428	$10	(a)	$3,222
			(d)	(6,428)
			(d)	19,027
			(e)	6,479
			(e)	583	$29,321
Additional paid-in capital	32,372	1	(a)	659,778
			(d)	(19,027)
			(d)	(32,372)
			(e)	1,943,701
			(e)	(6,479)
			(e)	(583)
			(g)	(225,000)	2,352,390
Deficit	(204,892)	(627,205)	(c)	166,092
			(d)	38,800	(627,205)
(Deficiency) equity attributable to shareholders of Queensridge Mining Resources Inc.	(166,092)	(627,194)		2,547,793	1,754,507
Total liabilities and equity	$—	$388,465		$1,718,701	$2,107,166

See accompanying notes to the pro forma consolidated statement of financial position.

2

Queensridge Mining Resources Inc.

(To be renamed iWallet Corporation)

Pro Forma Combined Statement of Operations and Comprehensive Loss

Expressed in United States Dollars

For the six month period ended June 30, 2014

(Unaudited)

	Queensridge Mining Resources	iWallet Corporation	Note	Pro Forma Adjustment	Pro Forma Consolidated
Sales	$—	$38,139		$—	$38,139
Cost of sales	—	36,390		—	36,390
Gross Profit	—	1,749		—	1,749
Expenses
Legal and professional fees	13,524	220,029		—	233,553
Sub contractor fees	—	109,100		—	109,100
Office and general expenses	799	25,267		—	26,066
Travel	—	16,986		—	16,986
Interest and bank fees	—	12,952		—	12,952
Rent	—	4,500		—	4,500
Amortization of intangible assets	—	5,775		—	5,775
Research and development	—	11,533		—	11,533
Interest expense	1,039	—		—	1,039
Gain on transfer of assets	—	—	(c)	166,092	166,092
	15,362	406,142		166,092	587,596
Net loss from continuing operations	$(15,362)	$(404,393)		$(166,092)	$(587,596)
Loss from continuing operations per common share - basic and diluted	$(0.00)	$(40.44)	(h)	$40.42	$(0.02)
Weighted average common shares - basic and diluted	6,427,800	10,000	(h)	22,883,579	29,321,379

See accompanying notes to the pro forma consolidated statement of financial position.

3

 Queensridge Mining Resources Inc.

(To be renamed iWallet Corporation)

Pro Forma Combined Statement of Financial Position

Expressed in United States Dollars

As at December 31, 2013

(Unaudited)

	Queensridge Mining Resources	iWallet Corporation		Note	Pro Forma Adjustment	Pro Forma Consolidated
Assets
Current assets
Cash	$15	$250,718		(a)	$73,919
				(a)	5,000
				(a)	145,000
				(c)	(15)
				(e)	1,943,701
				(g)	(225,000)	$2,193,338
Funds held in attorney trust		39,705		(a)	(39,705)	—
Trade and other receivables	—	4,575			—	4,575
Deposits and deferred costs	—	23,086			—	23,086
Inventory	—	20,361			—	20,361
Due from shareholder	—	61,833			—	61,833
Total current assets	15	400,278			1,902,900	2,303,193

Intangible assets	—	96,715				96,715
Total assets	$15	$496,993			$1,902,900	$2,399,908

Liabilities
Current liabilities
Bank indebtness - current	$—	$5,539			$—	$5,539
Accounts payable	96,031	126,317		(a)	(39,705)
				(c)	(96,031)	86,612
Accrued liabilities	3,186	3,062		(c)	(3,186)	3,062
Due to related party	—	37,842			—	37,842
Advances from investor	—	69,678		(a)	11,322
				(a)	(81,000)	—
Shareholder loans	12,590	—		(c)	(12,590)	—
Convertible debenture	—	354,000		(a)	83,000
				(a)	81,000
				(a)	145,000
				(a)	(663,000)	—
Tooling commitment liability	—	105,816			—	105,816
Total current liabilities	111,807	702,254			(575,190)	238,871

Notes payable - related party	42,382	—		(c)	(42,382)	—
Bank indebtness - long-term	—	17,540			—	17,540
Total liabilities	$154,189	$719,794			$(617,572)	$256,411

Equity (deficiency)
Common shares	$6,428	$10		(a)	$3,222
				(d)	(6,428)
				(d)	19,027
				(e)	6,479
				(e)	583	$29,321
Additional paid-in capital	32,372	1	(a)		659,778
				(d)	2,692,117
				(d)	(32,372)
				(e)	1,943,701
				(e)	(6,479)
				(e)	(583)
				(g)	(225,000)	5,063,534
Deficit	(192,974)	(222,812	)(a)		(9,081)
				(a)	(6,322)
				(c)	154,204
				(d)	38,771
				(d)	(2,711,144)	(2,949,359)
(Deficiency) equity attributable to shareholders of Queensridge Mining Resources Inc.	(154,174)	(222,801)			2,520,472	2,143,497
Total liabilities and equity	$15	$496,993			$1,902,900	$2,399,908

See accompanying notes to the pro forma consolidated statement of financial position.

4

Queensridge Mining Resources Inc.

(To be renamed iWallet Corporation)

Pro Forma Combined Statement of Operations and Comprehensive Loss

Expressed in United States Dollars

For the year ended December 31, 2013

(Unaudited)

	Queensridge Mining Resources	iWallet Corporation	Note	Pro Forma Adjustment	Pro Forma Consolidated

Sales	$—	$85,769		$—	$85,769
Cost of sales	—	63,585		—	63,585
Gross Profit	—	22,184			22,184

Expenses
Provision for loss on tooling commitment	—	139,213		—	139,213
Legal and professional fees	44,926	73,278	(a)	2,111
			(a)	2,108	122,423
Travel	—	23,475	(a)	4,524	27,999
Office and general expenses	1,491	9,583	(a)	(310)	10,764
Amortization of intangible assets	—	5,288		—	5,288
Interest and bank fees	1,589	2,515		—	4,104
Agent fees	—	—	(a)	6,970	6,970
Transaction costs	—	—	(d)	2,711,144	2,711,144
Gain on transfer of assets	—	—	(c)	154,204	154,204
	48,006	253,352		2,880,750	3,182,108

Loss before recovery of income taxes	(48,006)	(231,168)		(2,880,750)	(3,159,924)
Recovery of income taxes		(4,247)		—	(4,247)
Net loss from continuing operations	$(48,006)	$(226,921)		$(2,880,750)	$(3,155,677)

Loss from continuing operations per common share - basic and diluted	$(0.01)	$(22.69)	(h)	$22.59	$(0.11)

Weighted average common shares - basic and diluted	6,427,800	10,000	(h)	22,883,579	29,321,379

See accompanying notes to the pro forma consolidated statement of financial position.

5

Queensridge Mining Resources Inc.

(To be renamed iWallet Corporation)

Notes to Pro Forma Combined Financial Statements

(Expressed in United States Dollars)

(Unaudited)

1.	The Transaction

On July 21, 2014, Queensridge entered into a merger agreement with iWallet to complete the merger whereby all of the issued and outstanding common stock of iWallet, a non-reporting issuer incorporated under the laws of the State of California, will be exchanged for shares of Queensridge subject to a number of conditions, including a private placement by iWallet for gross proceeds of a $1,943,701 (the “Private Placement”). The business combination will constitute a “Reverse Merger Transaction” of Queensridge under the policies of FINRA. The total number of Queensridge common shares issued and outstanding immediately prior to the Transaction will be 34,113,790. Queensridge will issue an aggregate of 13,222,120 shares in return for all of the issued and outstanding shares of iWallet. Immediately after the issuance of the 13,222,120 shares, all but 9,037,147 of the 34,113,790, or 25,076,643, common shares will be cancelled.

2.	Basis of Presentation

The unaudited pro forma combined financial information of Queensridge as at and for the year ended December 31, 2013 and June 30, 2014, respectively, has been prepared by management to reflect the Merger of iWallet by Queensridge as described in note 1.

The unaudited pro forma combined financial information that follows for the year ended and as of December 31, 2013 has been derived from the historical financial statements of Queensridge for the period ended December 31, 2013, the historical financial statements of Queensridge for the year ended June 30, 2013, the historical financial statements of Queensridge for the period ended December 31, 2012 and the historical financial statements of iWallet for the year ended December 31, 2013, along with certain adjustments.

The unaudited pro forma combined financial information that follows for the period ended and as of June 30, 2014 has been derived from the historical financial statements of Queensridge for the period ended December 31, 2013, the historical financial statements of Queensridge for the period ended March 31, 2014 and the historical financial statements of iWallet for the period ended June 30, 2014, along with certain adjustments.

The unaudited pro forma combined statement of operations for the periods ended December 31, 2013 and June 30, 2014 have been prepared as if the Merger occurred as of January 1, 2013.

The pro forma adjustments are based on available information and assumptions that Queensridge believes are reasonable. Such adjustments are estimates and are subject to change.

The Merger will be accounted for as a reverse acquisition in accordance with the Financial Accounting Standards Board (ASC 805, Business Combinations). Queensridge’s management has evaluated the guidance contained in ASC 805 with respect to the identification of the acquirer in the Merger and concluded, based on a consideration of the pertinent facts and circumstances, that Queensridge will acquire iWallet for financial accounting purposes. Accordingly, the Merger has been accounted for in the unaudited pro forma combined financial statements as a continuation of the financial statements of iWallet, together with a deemed issuance of shares, equivalent to the shares held by the former shareholders of Queensridge and a re-capitalization of the equity of iWallet.

6

3.	Pro Forma Assumptions and Adjustments

The unaudited pro forma combined financial statements give effect to the following assumptions and adjustments:

a)	In December 2013, iWallet entered into a series of secured convertible debenture agreements (the “Convertible Debentures”) with various investors amounting to $354,000, of which $39,705 was held in attorney’s trust and later paid to fund related closing costs.

In January 2014, iWallet entered into additional Convertible Debentures amounting to $83,000. In connection with the January 2014 Convertible Debentures iWallet paid $9,081 in agent, legal and professional fees.

During the three month period ended June 30, 2014, iWallet received additional advances and incurred expenses that were paid by a shareholder and recorded as additions to shareholder loan.

During the three month period ended June 30, 2014, iWallet entered into $145,000 in new Convertible Debentures and converted $81,000 of advances from investors into a convertible debenture, all with the same terms and maturity as the December 2013 Convertible Debentures.

As the reverse merger results in a public listing, concurrent with the reverse merger, iWallet has elected to force conversion of the aggregate $663,000 convertible debentures resulting in the issuance of 3,222,120 common shares and 3,222,120 common share purchase warrants with an exercise price of $0.20 and a term of 24 months. The Convertible Debentures included a contingent beneficial conversion feature and as such, is recognized once the contingency, being the public listing, is resolved. The conversion of the Convertible Debentures results in the relative fair value of the debt component, the warrants and the beneficial conversion feature being reclassified from liabilities to APIC.

b)	On July 10, 2014, Queensridge completed a 1 for 5.307 stock split of its common stock.

c)	Immediately prior to the Merger, a former controlling shareholder, received a transfer of all assets and agreed to cancel and/or assume all liabilities related to Queensridge’s pre-acquisition business. The transfer resulted in a gain on transfer of assets of $166,092 for the six month period ended June 30, 2014 and $154,204 for the twelve months ended December 31, 2013.

d)	Common stock, APIC and the deficit of Queensbridge are eliminated.

All the assets and liabilities of Queensridge were assumed by the former shareholder (note 3(c)) and therefore no value was assigned to the transaction.

e)	Concurrently with the Merger, iWallet intends to complete a Private Placement of a maximum of 6,479,002 units of iWallet (“Units”) for gross proceeds of $1,943,701. Each Unit consists of one common share and one common share purchase warrant of iWallet. Each whole common share purchase warrant is exercisable at $0.60 for a period of two years.

f)

The agent of the Private Placement will receive583,110 broker warrants to acquire units at an exercise price of $0.60 per unit for a period of two years. Each unit is comprised of one share of common stock of iWallet and one common share purchase warrant exercisable at $0.60 for a period of two years.

g)	The agent of the Private Placement will receive cash compensation of 9% of the gross proceeds of the financing, additionally closing costs of approximately $50,000 are expected to be incurred, for total share issue costs of approximately $225,000.

h)	The warrants outstanding as at December 31, 2013 were excluded from the computation of diluted loss per share as the potential effect was anti-dilutive.

7